PREPAID EXPENSES AND OTHER RECEIVABLES	6 Months Ended
Sep. 30, 2021
PREPAID EXPENSES AND OTHER RECEIVABLES

NOTE 5. PREPAID EXPENSES AND OTHER RECEIVABLES

(In thousands)	As of September 30, 2021	As of March 31, 2021

Prepaid insurance	$619	$1,445
Research & development tax credits	694	649
Other prepaid expenses	16	48
Other receivables	55	34
Total prepaid expenses and other receivables	$1,384	$2,176

In October 2016, the Company's wholly-owned subsidiary, PPL, agreed to a settlement, from a claim made against a supplier, to receive $120,000 in annual instalments of $11,250.  Through September 30, 2021, the Company has collected the full amount. The balance of $33,750 was classified $11,250 as a current asset in prepaid expenses and other receivables and $22,500 as a long-term receivable as of March 31, 2021. The installment note receivable was assigned to Portage by PPL prior to the disposition of PPL (see Note 8, “Disposition of PPL”).